SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2011

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 11, 2011, Kohl’s Corporation (the “Company”) issued a press release reporting its earnings for the second quarter ended July 30, 2011 and giving earnings guidance for the third quarter and the remainder of the fiscal year.  The earnings reported for the second quarter and the guidance for the remainder of the fiscal year do not include the effects of accounting corrections resulting from recently identified errors in the Company's accounting for its leases, as described below in Item 4.02.  A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 2.02, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of Form 8-K.  Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Further, the information in this Item 2.02, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit
Report or Completed Interim Review.

As reported by the Company in its current report on Form 8-K furnished to the Commission on August 4, 2011, the Company has identified certain errors related to its accounting for leases.  On August 9, 2011, the audit committee of the Company’s board of directors, in consultation with management, concluded that because of these errors, investors should no longer rely upon the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2011 (the “2010 Annual Report”) or the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2011 (the “1st Quarter 10-Q”).   In addition, any related reports of the Company’s independent registered public accounting firm (Ernst & Young LLP) should not be relied upon.

The Company has discovered various errors in its accounting for both store and equipment leases.  The most significant errors are the result of misinterpretations of accounting literature related to leases where the lessee (the Company in this case) is involved in asset construction.  Historically, the Company has been extensively involved in the construction of leased stores.   In many cases, the Company is responsible for construction cost over runs or is responsible for non-standard tenant improvements (i.e. roof or HVAC systems).  Pursuant to ASC 840, Leases, the Company is deemed the “owner” for accounting purposes during the construction period, so is required to capitalize the construction costs on its Balance Sheet.  If a portion of the construction costs are reimbursed via adjusted rental payments rather than at the time of construction or if the property is subject to a lease which fixes the rents for a significant percentage of its economic life, the Company is precluded from derecognizing the constructed assets from its Balance Sheet when construction is complete.

Additionally, certain stores and equipment leases were improperly recorded as operating leases, rather than capital leases.

As a result of these and other less significant accounting corrections, the Company will record additional property and financing obligations on its Balance Sheet.  In the Company’s Statements of Income, lease payments will be recognized as depreciation and interest expense, rather than rent expense (which the Company records in Selling, General and Administrative Expense).  The corrections will have no impact on the net increase or decrease in cash and cash equivalents reported in the Company’s Statements of Cash Flows.

The Company, in conjunction with Ernst & Young LLP, is still in the process of completing a review of its historic lease accounting and is currently unable to provide reasonable estimates of the impact by reporting period and/or financial statement line item.

In conjunction with Ernst & Young LLP, the Company is working diligently to complete the restatement of the above-referenced financial statements. The Company expects to file its Quarterly Report on Form 10-Q for the quarter ended July 30, 2011 (the “2nd Quarter 10-Q”) and  the restated 2010 Annual Report and 1st Quarter 10-Q, by no later than September 13, 2011, the expiration date of the extension period provided by Rule 12b-25 of the Securities Exchange Act of 1934, as amended. However, there can be no assurance that these filings will be made within this period.

Management has considered, and is continuing to evaluate, the effect of the facts leading to the restatement on the Company’s prior conclusions of the adequacy of its internal control over financial reporting and disclosure controls and procedures as of the end of each of the applicable restatement periods. A final conclusion with respect to the effectiveness of the Company’s internal controls over financial reporting and disclosure controls and procedures has not been made, but management currently expects to conclude that one or more material weaknesses in such controls and procedures was present during each of the applicable restatement periods. The Company will amend any disclosures pertaining to its evaluation of such controls and procedures as appropriate in connection with future filings.

A copy of the press release issued on August 11, 2011 announcing the foregoing information is attached as Exhibit 99.1 hereto.

Item 7.01  Regulation FD Disclosure .

See Item 2.02 above.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including guidance on the Company's targeted earnings, statements regarding the Company’s intent to restate its prior financial reports, the nature of the estimated adjustments of the restated financial reports and the expected timing of filing the restated financial reports.  The Company intends forward-looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," "plans," or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that additional information may arise during the course of  the Company’s lease accounting review that  would require the Company to make additional adjustments, the time and effort required to complete the restatement of the financial reports as well as other risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC.

Item 9.01.  Financial Statements and Exhibits.

(d)

      Exhibits

Exhibit No.	Description

99.1	Press Release dated August 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 11, 2011

KOHL’S CORPORATION

By:  /s/ Richard D. Schepp

Richard D. Schepp

Sr. Executive Vice President

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 11, 2011